                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





                Date of Report (Date of earliest event reported):
                                 March 31, 2001






          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2000-A OWNER TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                       333-76505               33-0593804
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                       c/o TOYOTA MOTOR CREDIT CORPORATION
                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90509
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (310) 468-1310
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

         Toyota Auto Receivables 2000-A Owner Trust ("Owner Trust"), Toyota Motor Credit Receivables Corporation ("TMCRC") and Toyota Motor Credit Corporation ("TMCC") have executed the Instrument of Amendment of the 2000-A Sale and Servicing Agreement, dated as of March 31, 2001 (the "SSA Amendment"), in order to amend the 2000-A Sale and Servicing Agreement, dated as of June 1, 2000, between Owner Trust, as issuer, TMCRC, as seller, and TMCC, as Servicer (the "Servicer"). TMCC has changed the date of its fiscal year end from September 30 to March 31, and desires to cause the fiscal year end dates for its subsidiaries (including TMCRC) and for each securitization trust formed thereby to be changed so as to remain consistent with that of TMCC. The SSA Amendment modifies the dates by which the Servicer is required to deliver certain annual certificates and reports as to which such change is relevant.

         The SSA Amendment is attached hereto as exhibit 20.1.

         Toyota Auto Receivables 2000-A Owner Trust ("Owner Trust") and U.S. Bank National Association ("U.S. Bank") have executed the Instrument of Amendment of the 2000-A Indenture, dated as of March 31, 2001 (the "Indenture Amendment"), in order to amend the 2000-A Indenture, dated as of June 1, 2000, between Owner Trust, as issuer, and U.S. Bank, as Indenture Trustee and securities intermediary (the "Indenture Trustee"). The Indenture Amendment changes the fiscal year-end date of the Owner Trust from September 30 to March 31 and modifies the dates by which the Indenture Trustee is required to deliver certain annual reports as to which such change is relevant.

         The Indenture Amendment is attached hereto as exhibit 20.2.



ITEM 7.  FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         20.1     Instrument of Amendment to the 2000-A Sale and Servicing
                  Agreement.

         20.2     Instrument of Amendment to the 2000-A Indenture.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                              TOYOTA AUTO RECEIVABLES 2000-A OWNER TRUST

                              BY: TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER



                              By: /s/ GEORGE E. BORST
                                 -----------------------------------------------
                                 Name:  George E. Borst
                                 Title: President and Chief Executive Officer

April 10, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION OF EXHIBIT
-----------         ----------------------
20.1                Instrument of Amendment to the 2000-A Sale and Servicing
                    Agreement.

20.2                Instrument of Amendment to the 2000-A Indenture.